Trade and Other Payables	12 Months Ended
Mar. 31, 2025
Trade and Other Payables [Abstract]
TRADE AND OTHER PAYABLES

NOTE 23 — TRADE AND OTHER PAYABLES

	As at March 31, 2025	As at March 31, 2024
Trade payables	$1,727,809	$1,323,135
Employee benefits payable	68,885	59,267
Accrual and other payables	$25,065	$33,780
Total	$1,821,759	$1,416,182

The fair value of trade and other payables have not been disclosed as, due to their short duration, management considers the carrying amounts recognized in the consolidated statements of financial position to be reasonable approximation of their fair values.

Trade payables comprise amounts outstanding for trade purchase. The aging analysis of trade payables is as follows:

	As at March 31, 2025	As at March 31, 2024
<90 days	$1,534,745	$1,056,527
90-180 days	139,958	37,232
180-365 days	31,772	229,376
>365 days	$21,334	$-
Total	$1,727,809	$1,323,135